Exhibit 99.1

Benson Hill Receives Continued Listing
Standard Notice From NYSE
The Company intends to cure the deficiency and return to compliance with NYSE listing standards.

ST. LOUIS, MO – Sept. 15, 2023 - Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants, today announced that on Sept. 13, 2023, it received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it is not in compliance with the NYSE’s continued listing standards because as of Sept. 12, 2023, the average closing price of the Company’s Common Stock, was less than $1.00 per share over a consecutive 30 trading-day period. The Notice does not result in the immediate delisting of the Company’s Common Stock from the NYSE.

The Company intends to respond to the NYSE within ten business days of receipt of the Notice affirming its intent to cure the deficiency. Pursuant to the NYSE’s rules, the Company has a six-month period following receipt of the Notice to regain compliance with the NYSE’s minimum share price requirement.

The Company intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. In particular, as previously announced, the Company is working through a strategic review process to accelerate Benson Hill’s full potential and leverage its competitive advantages in technology. Management expects to share an update with investors on progress related to this strategic review, the strength of its proprietary product portfolio, and cost and liquidity improvement initiatives by late October.

The Company can regain compliance with the minimum share price requirement at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month, or on the last day of the cure period, as applicable.

The Company’s Common Stock will continue to be listed and traded on the NYSE during this period, subject to its compliance with other NYSE continued listing standards. The receipt of the Notice does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on X, formerly known as Twitter, at @bensonhillinc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intent, consideration of alternatives, and ability, to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE, statements regarding the execution of the Company’s business plan and its exploration of strategic alternatives, statements about the anticipated benefits of the company’s strategic review process and statements regarding the expected timing of that process and the Company’s plans and expected timing to update investors on progress related to this strategic review. Factors that may cause actual results to differ materially from current expectations and guidance include, but are not limited to, risks associated with regaining compliance with the NYSE’s minimum share price requirement, risks associated with the Company’s strategic review process, the timing and any updates related to that review, and the Company’s ability to execute on the results of that process, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Nothing in this press release should be regarded as a representation that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, including without limitation, any expectation that we will regain compliance with Section 802.01C and any expectations about our operational and financial performance or achievements. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.
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Contacts
Investors: Ruben Mella: (314) 714-6313 / rmella@bensonhill.com
Media: Christi Dixon: (636) 359-0797 / cdixon@bensonhill.com